UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 10, 2010

CombiMatrix Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33523	47-0899439
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

310 Goddard, Suite 150
Irvine, CA 92618

(Address of principal executive offices, including zip code)

(949) 753-0624

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On November 10, 2010, CombiMatrix Corporation (the “Company”) issued a press release announcing its financial results for the three and nine months ended September 30, 2010.  A copy of that release is furnished as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits.

(d)         Exhibits.

99.1  Press Release dated November 10, 2010 of the Registrant (furnished herewith but not filed pursuant to Item 2.02).

The information in Item 2.02 of this Current Report on Form 8-K and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.  Such information shall not be incorporated by reference into any registration statement or other document or filing pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K, including its exhibits, contains forward-looking statements. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “intend,” “estimate,” similar words, and variations or negatives of these words, and include, but are not limited to, statements regarding projected results of operations and management’s future strategic plans. Forward-looking statements represent our management’s current expectations regarding future events and are subject to change. All statements, other than statements of historical fact included in this Current Report on Form 8-K, are forward-looking statements.  These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.  The risks and uncertainties referred to above include, but are not limited to, our ability to successfully implement our strategic and operational restructuring plan; our ability to successfully expand the base of our customers and strategic partners, add to the menu of our diagnostic tests in both of our primary markets, optimize the reimbursements received for our testing services, and increase operating margins by improving overall productivity and expanding sales volumes; the recent economic slowdown affecting technology companies; our ability to successfully develop products; rapid technological change in our markets; changes in demand for our future products; legislative, regulatory and competitive developments; general economic conditions; and various other factors.  Further information on potential factors that could affect our financial results is included in our Annual Report on Form 10-K, Quarterly Reports of Form 10-Q, and in other filings with the Securities and Exchange Commission.  These forward-looking statements speak only as of the date they are made.  We undertake no obligation to revise or update publicly any forward-looking statement for any reason, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMBIMATRIX CORPORATION

Dated:	November 10, 2010	By:	/s/ SCOTT R. BURELL
Scott R. Burell, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated November 10, 2010 of the Registrant (furnished herewith but not filed pursuant to Item 2.02).